EXHIBIT 13.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Rochester Resources Ltd. (the "Company") on Form 20-F for the year ending May 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Good, President, Chief Executive Officer, acting Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.



/s/ DOUGLAS GOOD
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Douglas Good
President, Chief Executive Officer, acting Chief
Financial Officer and Director